WT MUTUAL FUND

                        WILMINGTON LARGE-CAP GROWTH FUND
                         WILMINGTON LARGE-CAP VALUE FUND
                         WILMINGTON SMALL-CAP CORE FUND

                           INSTITUTIONAL AND A SHARES

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                     Supplement Dated August 21, 2009 to the
                       Prospectuses dated November 1, 2008

The information in this Supplement contains new and additional information beyond that in the Institutional and A Shares Prospectuses ("Prospectuses") of the Wilmington Large-Cap Growth Fund, Wilmington Large-Cap Value Fund and Wilmington Small-Cap Core Fund (the "Funds") dated November 1, 2008, and should be read in conjunction with those Prospectuses.

Based upon information provided by Rodney Square Management Corporation ("RSMC"), the investment adviser to the Funds, the Board of Trustees of WT Mutual Fund (the "Trust") has determined that the Funds are not viable entities at this time and do not have prospects to become economically viable in the foreseeable future. Accordingly, the Board of Trustees has authorized the investment adviser to cease investment operations of the Funds, effective September 30, 2009, and the Funds to redeem shareholder accounts at the close of business on that date. In addition, the Board of Trustees has further determined to cease offering shares of the Funds effective August 21, 2009.

Shareholders may request a redemption of their shares in a Fund or may exchange their shares in a Fund for shares in the same share class of one of the other Wilmington Funds without cost, charge or redemption fees. An exchange from one fund to another is treated the same as a sale and purchase transaction for federal income tax purposes. The shareholder will realize a capital gain or loss, as the case may be, on an exchange or redemption transaction.

Any Fund shares not redeemed or exchanged before September 30, 2009 will be redeemed automatically and the proceeds of the redemption sent to the shareholder's address of record.

Shareholders may contact the Funds' transfer agent, PNC Global Investment Servicing (U.S.), Inc. ("PNC GIS"), at 800-336-9970 to request the Prospectus for another Wilmington Fund or to initiate an exchange transaction. Written exchange and redemption requests may also be sent via U.S. mail or overnight delivery to: WT Mutual Fund c/o PNC GIS, 101 Sabin Street, Pawtucket, RI 02860-1427. A signed redemption request should include the Fund's name, your account number, the name(s) in which the account is registered, a medallion signature guarantee and instructions to redeem or exchange your shares.



    INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE